WAREHOUSE LEASE

     THIS AGREEMENT entered into this 3rd day of February, 1997, by and between LAKESIDE PROPERTY INVESTMENT GROUP, INC., a Florida corporation, hereinafter referred to as "Landlord", and U.S. CIGAR DISTRIBUTORS, INC., a Florida corporation hereinafter called "Lessee".

Upon the terms and conditions hereinafter set forth and in consideration for the payment of rents hereinafter provided and in consideration of the performance continuously by the Lessee of each and every covenant and agreement herein contained to be kept and performed, the performance of each and every one of which is declared to be an integral part of the consideration to be paid by the Lessee, the Landlord does hereby lease, rent and demise unto the Lessee and the Lessee does hereby lease from and of the Landlord the warehouse space known as Condominium Unit 7, of Lakeside Commons Business Center, a Condominium, according to the Declaration thereof recorded in the Public Records of Dade County, Florida, and commonly known as 7440 S.W. 50th Terrace, Suite 107, Miami, Florida 33155.

     1. TERM:

          A. INITIAL TERM: The term of this Lease shall begin February 1, 1997, and shall end on January 31, 2002, unless extended or sooner terminated as hereinafter provided.

          B. OPTION TO RENEW: Provided that Lessee is not in default of the terms of this lease, the Landlord grants to the Lessee an option to extend this Lease for an additional 5 year term upon the same terms and conditions except rent which must be renegotiated between the Landlord and Lessee. Failure of Lessee to give written notice to Landlord 60 days prior to the termination date or failure to agree on a new rental amount within 30 days of the termination date will render the option to renew null and void.

     2. BASE RENT. Lessee shall pay to Landlord at such place as directed from time to time by notice to Lessee from Landlord, a minimum total "Base Rent" for the Lease Term equal to ONE HUNDRED AND TWENTY THOUSAND AND 00/100 ($120,000.00) payable in equal monthly installments of TWO THOUSAND DOLLARS AND 00/100 ($2,000.00) plus the applicable sales or rent tax thereon with the first payment of Base Rent to be made by Lessee to Landlord on February 1, 1997. Checks returned from the bank must be covered by cash, cashier's check, or money order, plus (i) a $35.00 returned check charge for administrative fees, and (ii) whatever fees are levied by the Landlord's bank in connection therewith. Any time the Lessee does not pay any rent or additional rent due hereunder by its due date and the Landlord serves a 13-day notice upon Lessee, Lessee agrees to reimburse Landlord the sum of $225.00 for attorney's fees for preparation and for service of such notice. All payments due from Lessee under this Lease which even if not specifically designated as rent shall be due, payable, and enforceable as additional rent hereunder.

     2 a. ADDITIONAL RENT: As and for additional rent the Lessee shall pay to the Landlord each year an amount equal to the ad valorem real property taxes assessed against the premises. Payment by the Lessee shall be made to the Landlord within 30 days of the Landlord delivering to the Tenant a copy of the tax bill and request for payment.

     3. SECURITY DEPOSIT AND LAST MONTH'S RENT DEPOSIT. Lessee will on February 1, 1997, deposit with Landlord the sum of $2,000.00 as security deposit. The parties agree that the security deposit of $2,000.00 shall be retained by Landlord as security for the payment by Lessee of the rents and other payments herein agreed to be


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

paid by Lessee and for the faithful performance by Lessee of the terms and covenants of this Lease. It is agreed that Landlord, at Landlord's option in the event of default by Lessee, may at any time and without notice to the Lessee apply said sum or any part thereof toward the payment of the rents and all other sums payable by Lessee under this Lease, and toward the performance of each and every of Lessee's covenants under this Lease, but such covenants and Lessee's liability under this Lease shall thereby be discharged only pro tanto; that Lessee shall remain liable for any amounts that such sum shall be insufficient to pay; that Landlord may exhaust any or all rights and remedies against Lessee before resorting to said sum, but nothing herein contained shall required or be deemed to require Landlord so to do; that, in the event this deposit shall not be utilized for any such purposes, then such deposit shall be returned by Landlord to Lessee within -20- days next after the expiration of the term of this Lease and Lessee shall have vacated the Leased Premises and returned the keys and the premises, broom swept clean, to Landlord. Landlord shall not be required to pay Lessee any interest on said security deposit; it need not be held in a separate account; and it may be commingled with other funds of the Landlord.

     Lessee will on February 1, 1997, deposit with Landlord the sum of $2,000.00 on account of the last month's rent due January 1, 2002.

     4. ASSIGNABILITY. Lessee shall not assign, transfer, mortgage, pledge or otherwise encumber or dispose of this Lease or sublet the Leased Premises or permit the premises to be occupied by other persons without the express written consent of the Landlord, which consent can be unreasonably denied.

     5. LESSEE'S RISKS. Lessee assumes all risks of any damage to Lessee's property that may occur by reason of water or by the bursting or leaking of any pipes or waste water about the premises, or from any act of negligence of any co-tenant or occupant of the building, or of any person or fire or hurricane or other Act of God, or from any cause whatsoever. All property placed or moved in the Leased Premises shall be at the risk of Lessee or the owner thereof, and Landlord shall not be liable to Lessee for any damages to said personal property unless caused by or due to gross negligence of Landlord, Landlord's agents or employees.

     6. SALE OF LEASED PREMISES. A sale of the Leased Premises shall relieve Landlord of responsibility for return of its security deposit and the last month's rent deposited with Landlord, and Lessee shall look solely to the purchaser for the return thereof.

     7. ESTOPPEL/CERTIFICATES. Within -7- days of Landlord's written request, Lessee agrees at any time, and from time to time, to execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Leased Premises.

     8. INSPECTION. Lessee, having examined the Leased Premises, is familiar with the condition thereof and relying solely on such examination will take them in their present condition.

     9. PURPOSES. Landlord makes no warranties and representations with regard to the purposes for which the Leased Premises may be used. Lessee has made its own independent investigation and is satisfied that the Leased Premises may be used for the purposes for which Lessee intends to use the same, to wit: to store and distribute cigars and tobacco. The Leased Premises shall be used for no other purposes, except as Landlord may reasonably consent to in writing.



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

     Lessee shall not permit the Leased Premises to be used in any manner which would render the insurance thereon void or the insurance risk more hazardous. Lessee shall not use or occupy the Leased Premises, or permit the Leased
Premises to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto, or in any manner which would violate any certificate of occupancy affecting the same, or which would cause structural injury to the improvements, or cause the value or usefulness of the Lease Premises, or any part thereof, to diminish, or which would constitute a public or private nuisance or waste.

     10. ALTERATIONS. Lessee will make no alterations, additions or improvements in or to the Leased Premises without the prior written consent of Landlord. All additions, fixtures and improvements shall be and remain a part of the premises at the termination of this Lease unless Landlord shall require, by giving written notice thereof to Lessee either when Landlord consents to such alterations, improvements or additions or at any time prior to the termination of this Lease, that the same, or any part thereof, be removed at the termination of this Lease. If the Landlord notifies the Lessee that any alterations, improvements or additions be removed, then Lessee shall be responsible for restoring the premises, or such portion thereof which the Landlord designates, as the case may be, to the condition it was in at the commencement of this Lease.

     11. MAINTENANCE AND REPAIRS. Landlord shall have no obligation to make any repairs or maintain any portion of the Leased Premises except for the roof and exterior walls which is the obligation of the condominium association, provided, however, that in the event of any damage to any portion of the Leased Premises required to be maintained by Landlord or association is a result of the neglect, negligence or fault of Lessee, its agents, servants, employees or invitees, then Landlord shall have the right to charge Lessee for all necessary repairs or replacements to be made by reason of such damage and to collect the costs thereof in the same manner as rent. Lessee shall give Landlord notice in writing of any repairs required to be made by Landlord.

     Lessee accepts the Leased Premises in the condition "as is" on the commencement date of this Lease. Lessee agrees to keep the interior of the premises, all windows, screens, awnings, doors, interior walls, pipes, machinery, plumbing, electric wiring, and other fixtures and interior appurtenances, in good and substantial repair and clean condition at Lessee's own expense, fire, windstorm or other Act of God alone excepted; if replacement shall be required, then Lessee, at Lessee's expense, shall replace the same with material and/or equipment of equal quality of that being replaced. All glass, both interior and exterior, is at the sole risk of Lessee and Lessee agrees to replace at Lessee's own expense any glass broken during the term of this Lease, and the Lessee agrees to insure and to keep insured all plate glass in the Leased Premises and to furnish the Landlord with certification of said insurance. It is hereby understood and agreed that all air-conditioning units and systems, including all duct work, are the property of the Landlord and shall remain on the Leased Premises upon termination of this Lease; and that the Lessee shall maintain and replace the same when needed during the term of this Lease; and that Lessee shall return said air conditioning units and systems to the Landlord at the termination of this Lease in good working order, reasonable wear and tear excepted.

     Lessee, at Lessee's own cost and expense, shall maintain all portions of the Leased Premises and adjoining areas, including the parking areas, in a clean and orderly fashion, free of vermin, dirt, rubbish and unlawful obstructions.

     12. UTILITIES/CLEANING. Lessee shall be responsible for the payment of all of its utilities, including, by way of example, electricity, water, and trash removal (whether private or municipal), including cleaning of the parking area and greenbelt areas immediately abutting and adjacent to the Leased Premises.

     13. WASTE. Lessee agrees to commit or suffer no act which would result in damage to or waste of the Leased Premises.



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

     14. GOVERNMENTAL COMPLIANCE.

          A. Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City governments, and any and all of their Departments and Bureaus, applicable to said premises for the correction, prevention and abatement of nuisances or other grievances in, upon or connected with said premises, during said terms, and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fire, at Lessee's own cost and expense.

          B. This Lease and all of the terms, covenants, conditions and provisions hereof are in all respects subject and subordinate to all zoning restrictions affecting the Leased Premises, and the building in which they are located; and the Lessee agrees to be bound by such restrictions. Lessee shall be responsible for obtaining such permits or licenses which may be required for the conduct of its business on the Leased Premises.

          C. HAZARDOUS MATERIALS.

          (1) The term "Hazardous Materials" shall mean any substance, water or material which has or shall be determined by any state, federal or local governmental authority to be capable of posing a risk of injury to health, safety, and property, including, but not limited to, all of those materials, wastes and substances designated as hazardous or toxic by the U.S. Environmental Protection Agency, the U.S. Department of Labor, the U.S. Department of Transportation, the Florida Department of Environmental Protection, the Dade County Department of Environmental Resources Management, and/or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment (collectively "Governmental Authorities").

          (2) Lessee agrees to take responsibility for any remedial action required by Government Authorities having jurisdiction regarding any Hazardous Material if released by Lessee, its officers, agents, servants, invitees, and contractors. If released by Lessee, its officers, agents, servants, invitees, and contractors, Lessee shall pay all costs and expenses in connection with any investigation and remedial activity including, without limitation, all installation, operation, maintenance, testing, and monitoring costs, all power and utility costs and any and all pumping taxes or fees that may be applicable to Lessee's activities. When remedial action by Lessee is required, Lessee shall perform all such work in a good, safe and workmanlike manner, in compliance with all laws and regulations applicable thereto, and shall diligently pursue such investigation and remedial activity until Lessee is allowed to terminate these activities by those Governmental Authorities having jurisdiction.

          (3) Promptly upon Lessee remedying the problem and Lessee's complete performance and satisfaction of all of its obligations hereunder, Lessee, at its sole cost and expense, shall permanently seal or cap all monitoring wells and test holes to industry standards in compliance with applicable federal, state and local laws and regulations, remove all associated equipment, and restore the Leased Premises to its condition existing immediately prior to the commencement of such remedial action to the maximum extend possible, which shall include, without limitation, the repair of any surface damage, including paving, caused by Lessee's activities hereunder.

          (4) Lessee shall indemnify, hold harmless, and defend Landlord and its partners (if a corporation, its stockholders, officers, directors, trustees, employees, and agents, and any successors, assigns or purchasers if to Lessee's interest in the Leased Premises, (collectively "Indemnities"), against all claims, demands, losses, liabilities, costs and expenses, including attorney's fees (collectively "Liabilities") imposed upon or accruing against Indemnities as actual and direct costs of investigatory or remedial action required by any Government Authority having jurisdiction or as damages to third



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persons for personal injury or property damage arising from the existence of any
Hazardous  Material at the Leased  Premises  released by Lessee,  its  officers,
agents,   servants,   invitees,   and   contractors.   The  provisions  of  this
indemnification shall survive the termination of the Lease whether by time or otherwise. Such Liabilities shall include, without limitation: (i) injury or death to any person, (ii) damage to or loss of use of any other property; (iii) the cost of any demolition and rebuilding of the improvements on the Leased Premises, repair, or remedying and the preparation of any closure or other activity required by any Governmental Authority; (iv) any lawsuit brought or threatened, good faith settlement reached, or governmental order relating to the presence, disposal, release or threatened release of any Hazardous Material on, from or under the Leased Premises; and (v) the imposition of any liens on the Leased Premises arising from Lessee's activities on the Leased Premises.

          (5) Lessee shall use its best efforts (including payment of money) not to cause or suffer any lien to be recorded against the Leased Premises as a consequence of, or in any way related to, the presence, remedying or disposal of Hazardous Material in or about the Leased Premises caused by Lessee, or related in any way to Lessee's activities pursuant to this Lease, including any mechanics' liens and any so-called state, federal or local "Superfund" lien relating to such matters.

          (6) Lessee covenants and agrees that during the terms of the Lease, it shall not use or store or permit the use or storage by any party or parties whomsoever of any Hazardous Material in or about the Leased Premises except in compliance with and not in contravention of any and all applicable laws, ordinances, rules, and regulations.

          (7) Each party shall promptly notify the other party of any inquiry, investigation, order, or enforcement proceeding by or against the notifying party in connection with the Leased Premises.

     15. INSURANCE. Lessee shall, during the entire term of this Lease and during any extension term, keep in full force and effect a comprehensive policy of public liability and property damage insurance with respect to the Leased Premises and the business operated by Lessee in the Leased Premises, in which the limits of public liability shall not be less than $1,000,000 per accident and in which the property damage liability shall not be less than $500,000. The policy shall contain an endorsement naming the Landlord and any other person, firm or corporation designated by Landlord as additional insureds, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord -15- days prior written notice. The insurance shall be issued by insurers of recognized responsibility, licensed and doing business in the State of Florida, and a copy of the policy or a certificate of insurance shall be delivered to the Landlord prior to the commencement date and whenever requested thereafter by Landlord. In the event Lessee fails to provide such evidence, or in the event of cancellation, termination or change of such insurance, Landlord may, but shall not be required to, procure such insurance for Lessee and the cost thereof shall be charged as Additional Rent hereunder. In addition, if Lessee's use of the Leased Premises shall cause an additional or increased premium of the cost of comprehensive, general liability, and fire and extended coverage insurance payable by the Condominium Association, then Lessee shall pay such additional cost within -15- days of demand therefor from Landlord.

     16. CASUALTY. In the event the Leased Premises, or the building of which the Leased Premises are a part, shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement whereby the same shall be rendered untenantable, then Landlord shall have the right to render said premises tenantable by repairs within -150- days therefrom. If the Leased Premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation, the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing. During any



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time  that  the  premises  are  untenantable  due to  causes  set  forth in this paragraph, the rent or a just and fair proportion thereof shall be abated unless such casualty shall result from the Tenant's or their agent's, servant's or employee's negligence.

     17. CONDEMNATION. In the event any portion of Leased Premises is taken by any condemnation or eminent domain proceedings, the monthly rental herein specified to be paid shall be proportionately reduced according to the area of the Improvements which is taken, and Lessee shall be entitled to no other consideration by reason of such taking, and any damages suffered by Lessee on account of the taking of any portion of said Leased Premises and any damages that shall be awarded to Lessee in said proceedings, except as provided below, shall be paid to and received by Landlord, and Lessee shall have no right therein or thereto or to any party thereof, and Lessee does hereby relinquish and assign to Landlord all of Lessee's rights and equities in and to any such damages. Should all of the Leased Premises be taken by eminent domain or condemnation, then and in that event Lessee shall be entitled to no damages or any consideration by reason of such taking, except as provided below and except that this Lease shall be canceled and terminated as of the date of said taking. Notwithstanding the foregoing, Lessee shall be entitled to any award for loss or taking of its trade fixtures or its relocation expenses.

     If -20%- or more of the Leased Premises is taken by any condemnation or eminent domain proceedings, and if such taking shall render the Leased Premises unsuitable for the conduct of Lessee's business as provided in paragraph 9 of this Lease, then Lessee at its option may terminate this Lease.

     Notwithstanding   the  foregoing,   Lessee  shall  not  be  precluded  from
prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal of, or for the value of, Lessee's improvements, equipment, trade fixtures, furniture, inventory and other personal property, and such other claims as Lessee may assert; provided, however, that no such claim shall diminish or otherwise adversely affect the Landlord's award or the award of any fee mortgagee.

     18. RIGHT OF ENTRY. Landlord, or any of its agents, shall have the right to enter the Leased Premises during business hours with reasonable notice, and at any time in the event of an emergency, to examine the same or to make such repairs, additions, or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit the Leased Premises, and to put or keep upon the doors or windows thereon notice "FOR RENT" at any time within -120- days before the expiration of this Lease. Said right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations or additions which do not conform to this Lease.

     19. INDEMNIFICATION. In consideration of the Leased Premises being leased to Lessee, Lessee agrees: That Lessee at all times will indemnify and keep harmless Landlord from all losses, damage, liabilities and expenses, which may arise or be claimed against Landlord and be in favor of any person, firm or corporation, for any injuries or damages to the person or property of any person, firm or corporation, consequent upon or arising from the use or occupancy of said premises by Lessee, or consequent upon or arising from any acts, omissions, neglect, or fault of Lessee (its agents, servants, employees, licensees, customers or invitees), or consequent upon or arising from Lessee's failure to comply with the aforesaid laws, statutes, ordinances or regulations; that Landlord shall not be liable to Lessee for any damages, losses or injuries to the person or property of Lessee which may be caused by the acts, neglect, omissions or faults of any person, firm or corporation and that Lessee will indemnify and keep harmless Landlord from all damages, liabilities, losses, injuries or expenses which may arise or be claimed against Landlord and be in favor of any person, firm or corporation, for any injuries or damages to the person or property of any person, firm or corporation, where said injuries or damages arose about or upon said premises.

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

     20. QUIET ENJOYMENT. Subject to the terms, conditions and covenants of this Lease, Landlord agrees that Lessee shall and may peaceably have, hold and enjoy the Leased Premises, without hindrance or molestation by Landlord. At the expiration of this Lease, Lessee shall, without demand, quietly and peaceably deliver up possession of the Leased Premises in as good condition as they now are, normal wear and decay and damage by the elements only excepted.

     21. SUBORDINATION. Lessee's rights shall be subject to any bona fide mortgage which now covers the real property of which the Leased Premises are a part or which may hereafter be placed on the real property of which the Leased Premises are a part by Landlord; and in the event of any proceedings for the foreclosure thereof, Lessee shall attorn to and recognize such mortgagee or purchaser at foreclosure sale as landlord under this Lease.

     22. LIENS. Lessee further agrees that it will pay all liens of contractors, subcontractors, mechanics, laborers, materialmen and other items of like character, and will indemnify Landlord against all legal costs and charges, bond premiums for release of liens, including counsel fees (and appellate counsel fees) reasonably incurred in and about the defense of any suit in discharging the said premises any part thereof from any liens, judgments or encumbrances caused or suffered by Lessee. It is understood and agreed between the parties hereto that the costs and charges above referred to shall be considered as rent due and shall be included in any lien for rent.

     The Lessee herein shall not have any authority to create any liens for labor or material on the Landlord's interest in the Leased Premises and all persons contracting with the Lessee for the destruction or removal of any building or for the erection, installation, alteration, or repair of any building, or other improvements on the above described premises, and all materialmen, contractors, mechanics and laborers are hereby charged with notice that they must look to the Lessee and to Lessee's interests only in the above described property to secure the payment of any bill for work done or material furnished during the rental period created by this Lease.

     23. SURRENDER.

          A. Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Lessee's right to possession of the Leased Premises, Lessee will at once surrender and deliver up the Leased Premises, together with all fixtures, therein and improvements thereon, to Landlord in good condition and repair, reasonable wear and tear and damage excepted. Such fixtures and improvements shall include all plumbing, lighting, light fixtures, water heater (if any), electrical, heating, cooling and ventilating fixtures and equipment and air conditioning, together with all duct work. Except as otherwise specifically herein provided, all additions and all improvements, temporary or permanent, in or upon the Lease Premises placed there by Lessee shall become Landlord's property and shall remain upon the Leased Premises upon such termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Lessee, unless Landlord requests their removal in writing at or before the time of such termination of this Lease. If Landlord requests the removal of Lessee's improvements or fixtures, Lessee shall repair any injury or damage to the Leased Premises which may result from such removal.

          B. Lessee agrees that if Lessee does not surrender the Leased Premises to Landlord, at the end of the term of this Lease or upon any cancellation of the term of this Lease, then Lessee shall pay to Landlord all damages that Landlord may suffer on account of Lessee's failure to surrender to Landlord possession of the Leased Premises, and will indemnify and save Landlord harmless from and against all claims made by any succeeding tenant of said premises against Landlord on account of delay of Landlord in delivery of possession of said premises to said succeeding tenant so far as such delay is occasioned by failure of Lessee to so surrender said premises.

     24. HOLDING OVER. Any holding over by Lessee of the Leased Premises after the expiration of this Lease shall operate and be construed to be a tenancy from month to month, only at a monthly rental of double the monthly rate of rent payable during the last year of the Lease Term.

     25. EVENTS OF DEFAULT. Lessee further agrees that any one or more of the following events shall be considered events of default as said term is used herein and Lessee shall be in default if any of the following occurs:

          A. Lessee shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Lessee asking reorganization of Lessee under the federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree of judgment or order shall not have been vacated or stayed or set aside within -30- days from the date of the entry or granting thereof;

          B. Lessee shall file or admit the jurisdiction of the court and the material allegations contained in any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the federal bankruptcy laws now or hereafter amended, or Lessee shall institute any proceedings or shall give its consent to the institution of any proceedings for any relief of Lessee under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension.

     [Notwithstanding the provisions of subparagraphs A and B above, any bankruptcy proceeding which permits the Lessee (not a receiver or trustee acting in lieu of or on behalf of Lessee) to be a debtor in possession shall not constitute a default so long as all rent required to be paid hereunder is timely paid.]

          C. Lessee shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Lessee or any of the property of Lessee;

          D. The Leased Premises are levied upon by any revenue officer or similar officer and the obligation is not paid within -30- days of such levy;

          E. A decree or order appointing a receiver of the property of Lessee shall be made and such decree or order shall not have been vacated, stayed or set aside within -30- days from the date of entry or granting thereof;

          F. Lessee shall abandon the same during the term hereof;

          G. Lessee shall fail to pay any monthly payments of rent and/or Additional Rent required to be made by Lessee hereunder when due. All payments due from Lessee under this Lease which even if not specifically designated as rent shall be due, payable, and enforceable as additional rent hereunder including, but not limited to, late fees, bank administration charges, the additional security deposit, the monthly condominium maintenance fees/assessments/charges, and the security deposit;

          H. Lessee shall fail to contest the validity of any lien or claimed lien and to give security to Landlord to insure payment thereof, or, having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and to satisfy any judgment rendered thereon, and such default continues for -15- days after notice thereof in writing to Lessee;

          I. Lessee shall default in any other covenant and agreement herein contained to be kept, observed and performed by Lessee, and such default shall continue for 15 days after notice thereof in writing to Lessee.

     26. LANDLORD'S REMEDIES.

          A. Upon the occurrence of any one or more of events of default, Landlord may terminate this Lease. Upon termination of this Lease, Landlord may re-enter the Leased Premises, with or without process of law and using such force as may be necessary, and remove all persons, fixtures, and chattels therefrom and Landlord shall not be liable for any damages resulting therefrom. Such re-entry and repossession shall not work a forfeiture of the rents to be paid and the covenants to be performed by Lessee during the full term of this Lease. No re-entry by Landlord shall be deemed an acceptance of the surrender of this Lease. Upon such repossession of the Leased Premises, Landlord shall be entitled to recover as liquidated damages and not as a penalty of sum of money equal to the value of the rent and other sums provided herein to be paid by Lessee to Landlord for the remainder of the Lease Term.

          B. Upon the occurrence of any one or more of events of default, Landlord may repossess the Leased Premises by forcible entry or detainer suit, or otherwise, without demand or notice of any kind to Lessee (except as hereinabove expressly provided for) and without terminating this Lease, in which event Landlord may, but shall be under no obligation so to do, relet all or any part of the Leased Premises for such rent and upon such terms as shall be satisfactory to Landlord including the right to relet the Leased Premises for a term greater or lesser than that remaining under the Lease term, and the right to relet the Leased Premises as part of a larger area, and the right to change the character or use made of the Leased Premises. For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary or convenient. If Landlord does not relet the Leased Premises, Lessee shall pay to Landlord on demand as liquidated damages and not as a penalty a sum equal to the amount of the rent and other sums provided herein to be paid by Lessee for the remainder of the Lease term. If the Leased Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of such decorations, repairs, changes, alterations, and additions, the expenses of such reletting and the collection of the rent accruing therefrom (including, but not by way of limitation, attorneys' fees and brokers' commissions) to satisfy the rent herein provided to be paid for the remainder of the Lease term, Lessee shall pay to Landlord on demand any deficiency, and Lessee agrees that Landlord may file suit to recover any sums failing due under the terms of this paragraph from time to time. Any sums or other consideration received by Landlord on a reletting in excess of the rent reserved in this Lease shall belong to Landlord.

          C. If default shall be made in any covenant, agreement, condition or undertaking herein contained to be kept, observed and performed by Lessee (other than the making of any payments of rent and/or additional rent as herein provided) which cannot with due diligence be cured within a period of -30- days, and if notice thereof in writing shall have been given to Lessee, and if Lessee, prior to the expiration of -30days from and after the giving of such notice, commences to eliminate the cause of such default and proceeds diligently and with reasonable dispatch to take all steps and do all work required to cure such default and does so cure such default, then Landlord shall not have the right to declare the term ended by reason of such default or to repossess without terminating the Lease, provided that the curing of any default in such manner shall not be construed to limit or restrict the right of Landlord to declare the term ended or to repossess without terminating the Lease, and to enforce all of its rights and remedies hereunder for any other default not so cured.

          D. Notwithstanding any other provision of this Lease, if Lessee shall default in the payment of any rent and/or any other payments required of Lessee, or any part thereof, and if such default shall continue for a period of -7- days after the due date thereof, Landlord may, without terminating this Lease, institute any action, suit or proceeding provided for by law against Lessee from time to time to recover any of the aforesaid sums which at the commencement of any action, suit or proceeding shall then or theretofore have become due and payable to Landlord under any provisions hereof, without waiting until the end of the original term of this Lease; and neither the institution of such action, suit or proceeding nor the settlement thereof or entering of judgment therein shall terminate this Lease, nor shall it bar the Landlord from bringing subsequent actions, suits or proceedings from time to time for any sum or sums of any kind which shall thereafter become due and owing from Lessee to Landlord under any of the terms of this Lease, Lessee hereby expressly waives any right or defense which it may have to claim a merger of such subsequent actions, suits or proceedings and any previous action, suit or proceeding, or in a settlement thereof or judgments entered therein.

          E. Upon termination of this lease or abandonment by Lessee if any personal property of Lessee or any other person or entity remains in the premises, such property shall be deemed to have been abandoned and Lessor may dispose of such property as Lessor deems appropriate, even to the extent of giving it away notwithstanding the value thereof; and Lessor shall have no liability to Lessee or any other person or entity therefor. Lessee understands and agrees that by leaving the property on the Leased Premises, Lessee has abandoned all of its right, title, and interest in such property.

     27. ACCELERATION. Lessee agrees the Lessee will promptly pay all rent at the times above stated. If any part of the rent shall not be paid when due or within -7- days next after the same shall become due and payable, then in addition to the remedies provided in paragraph 26 hereof, Landlord shall have the option of declaring the balance of the entire rent for the entire rental term of this Lease to be immediately due and payable, and Landlord may then proceed immediately to collect all the unpaid rent called for by this Lease, by distress or otherwise.

     28. CUMULATIVE REMEDIES. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease or Lessor may be exercised from time to time and as often as the occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power nor shall it be construed to be a waiver of any such default or any acquiescence therein. Neither the rights herein given to receive, collect, sue for or distrain from any rent or rents, monies or payments, or to enforce to the terms, provision and condition of this Lease, or to prevent the breach or nonobservance thereof, or the exercise of any such right or of any other right or remedy hereunder or otherwise granted or arising, shall in any way affect, impair or toll the right or power of Landlord to declare the Lease terms hereby granted ended, to terminate this Lease as provided for in this Lease, or to repossess without terminating the Lease, because of any default in or breach of the covenants, provisions or conditions of this Lease.

     29. WAIVER. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. No act or acts, omission or omissions or series of acts or omissions, or waiver, acquiescence or forgiveness by Landlord as to any default in or failure to perform, either in whole or in part, by Lessee, any of the covenants, terms and conditions of this Lease, shall be deemed or construed to be a waiver by Landlord of the right at all times thereafter to insist upon the prompt, full and complete performance by Lessee of each and all of the covenants, terms and conditions thereafter to be performed in the same manner and to the same extent as the same are herein covenanted to be performed by Lessee.

     30. SIGNS. No awnings, sign or signs shall be painted upon, attached to or erected on the exterior of the Leased Premises without the written consent of the Landlord having first been obtained. Any awnings and signs installed by Lessee shall be removed at the termination or expiration of this Lease, and Lessee agrees, at Lessee's expense, to restore the Leased Premises to its original condition, ordinary wear and tear excepted.


     31. RECORDATION. This Lease shall not be recorded by the Lessee except with the express written approval and consent of the Landlord.

     32. ATTORNEY'S FEES AND COSTS. In the event of any litigation arising out of or related to this Lease including, but not limited to, recovery of rents or for recovery of the possession of the Leased Premises, or for the enforcement of any of the terms and conditions of this Lease, or arising out of or in connection with the Sales Agreement attached hereto including, but not limited to, the interpretation or the enforcement thereof, the prevailing party shall be entitled to recover from the other reasonable attorney's fee (at all tribunal levels) and reasonable suit costs and expenses.

     33. FORCE MAJEURE. None of the acts, promises, covenants, agreements or obligations on the party of Lessee to be kept, performed or not performed, as the case may be, nor the obligation of Lessee to pay rent and/or Additional Rent or other charge or payment shall be in anywise waived, impaired, excused or affected by reason of the Landlord being unable at any time or times during the term of this Lease to supply, or being prevented from, or delayed in supply of any service expressed or implied on the part of the Landlord to be supplied, or by reason of the Landlord being unable to make any alterations, repairs or decorations or to supply any equipment or fixtures, or any other promise, covenant, agreement or obligation on the part of the Landlord to be performed, if the Landlord's inability or delay shall arise by reason of any law, rule or regulation of any Federal, State, Municipal, or other governmental department, agency or subdivision thereof, or by reason of conditions of supply and demand due to National Emergency or other conditions or causes beyond the Landlord's control.

     34. NOTICES. It is understood and agreed between the parties hereto that written notice addressed to Lessee or Landlord at their respective addresses set forth herein, and mailed, certified mail, return receipt requested, or delivered by hand to the addresses below, shall constitute sufficient notice to the addressee; notice shall be deemed given, if mailed, -3- days from the date of mailing or, if delivered by hand, when received by the addressee or posted on the entrance door of the Leased Premises if notice is to Lessee or at the following designated addresses:

         TO LESSEE:                 U.S. CIGAR DISTRIBUTORS
                                    7440 S.W. 50TH Terrace
                                    Suite 107
                                    Miami, Florida  33155

         TO LANDLORD:               Lakeside Property Investment Group, Inc.
                                    Attn:  Juan Vega
                                    6910 Barguera Street

                                    Coral Gables, Florida  33146


or to such other persons or at such other addresses (other than a post-office box) as a party shall designate in writing and deliver to the other; provided, however, that any notification to lessee must be to an address (other than a post-office address) in Dade County, Florida.

     35. TIME OF ESSENCE. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

     36. RELATIONSHIP OF PARTIES. Nothing contained herein s hall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of

Landlord and Lessee.

     37. EXCULPATION. Lessee agrees that it shall look solely to the estate and property of Landlord in the Leased Premises for the collection of judgment (or any other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants, and conditions of this Lease to be observed and performed by Landlord, and no other property or estates of Landlord and partners or stockholders shall be subject to levy, execution, or other enforcement procedures for the satisfaction of Lessee' remedies.

     38. CAPTIONS. Headings or captions preceding the text of the several paragraphs of this Lease are inserted solely for convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

     39. WAIVER OF TRIAL BY JURY. It is mutually agreed between Landlord and Lessee that the respective parties hereto shall and do hereby waive trial by jury in any action or proceeding arising out of or in connection with the Lease.

     40. AMENDMENT AND FULL UNDERSTANDINGS. This Lease contains the entire agreement between the parties hereto and all previous negotiations leading thereto, and it may be modified only by an agreement in writing, signed by Landlord and Lessee. There are no premises, agreements, conditions or understandings, either oral or written, between Landlord and Lessee other than those set forth herein. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Lessee unless reduced to writing and signed by them. No surrender of the Leased Premises, or of the remainder of the term of this Lease, shall be valid unless accepted by Landlord in writing.

     41. SEVERABILITY. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     42. APPLICABLE LAW. This Lease shall be construed and enforced in accordance with the laws of the State of Florida.

     43. BINDING EFFECT. All of the covenants, agreements, conditions and undertakings contained in this Lease shall extend and inure to and be binding upon the heirs, personal representatives, administrators, successors and assigns of the respective parties hereto, the same as if they were in every case specifically named, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, personal representatives, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, personal representatives, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained. If more than one person executes this Lease as Lessee, the Lessee's obligations shall be joint and several.

     44. COMPLIANCE WITH CONDOMINIUM DOCUMENTS. Lessee covenants and agree to be bound by the terms and conditions of the Declaration of Condominium of Tamair Commercial Center Condominium Section I Condominium recorded in Official Records Book 12422, Page 2112, of the Public Records of Dade County, Florida, and the rules and regulations promulgated by the governing association; provided, however, that maintenance fees and special assessments attributable to the condominium as a whole shall be paid by the Landlord. Lessee acknowledges having received a copy of such declaration.

     45. AUTHORITY OF LESSEE. Each individual executing this Lease on behalf of Lessee represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Lessee in accordance with a duly adopted resolution of the Board of Directors or the By-Laws of Lessee, and that this Lease is binding upon said corporation in accordance with its terms. Simultaneously with the execution of this Lease, Lessee shall deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     46. In accordance with Florida Statutes, the following notice about "RADON GAS" is hereby given to Lessee:

"Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit."

     IN WITNESS WHEREOF, the parties have executed this Warehouse Agreement as of the day and year first above written.

Witness as to Lessee:                        LESSEE:


/s/ Carlos Figarola                          U.S. CIGAR DISTRIBUTORS
-----------------------------


-----------------------------                By: /s/ Juan A. Vega, Sr.
                                                -----------------------------

                                                      (Corporate Seal)


Witness as to Landlord:                      LANDLORD:


/s/                                          LAKESIDE PROPERTY INVESTMENT
-----------------------------                GROUP, INC. a Florida corporation


-----------------------------                By: /s/ John J. Kelly
                                                -----------------------------

                          COMMERCIAL REAL ESTATE LEASE

This Lease Agreement (this "Lease") is made effective as of May 1st, 1997, by and between U.S. Cigar Distributors, Inc., ("Landlord") and Crystal Cascade Waters, Inc. ("Tenant"). The parties agree as follows:

     PREMISES. Landlord, in consideration of the lease payments provided in this Lease, leases to Tenant an area comprising of 250 Square feet of office space as well as provide use of approximately 1,000 Square feet of warehouse space in Suite 107 at 7440 SW 50th Terrace, Miami, Florida 33146 (Dade County).

     PARKING. Tenant shall be entitled to use one parking space for the parking of Tenant's customers'/guests' motor vehicle(s) in the area near the premises.

     FURNISHINGS. None included. The tenant may bring approved furnishings and remove them promptly upon termination of the lease. Should the tenant's furnishings require alterations to the premises, tenant is responsible for leaving the premises restored to their original condition.

     STORAGE. Tenant shall be entitled to store items of personal property in the warehouse portion of the premises during the term of the Lease. At no time shall the tenant store any hazardous material. Landlord shall not be liable for loss of, or damage to, such stored items. Tenant shall provide insurance coverage for its personal property stored on the premises.

TERM. The lease term will begin May 1st, 1997 and terminate October 31, 1998, unless mutually agreed to cancel by both parties.

RENEWAL. The lease can be extended for six months under the same terms and conditions subject to an additional rent of $150.00 a month for the balance of the extension. The rent during the extension period is $900.00 a month or $5,400 for six months.

LEASE PAYMENTS. Tenant shall pay to Landlord monthly payments of $750.00 per month due in advance on the second (2nd) day of each month, for a total annual payment of $13,500.00. Lease payments shall be made to the Landlord at 7440 SW 50th Terrace, Suite 107, Miami, Florida, 33155, or as may be changed from time to time by the Landlord. As the premises are regulated by the same HVAC system, Tenant shall share the cost of electricity. Said cost will be prorated between the Tenant and the Landlord. Tenant's share shall be 50% and Landlord's 50% based on the square footage designated in the attached drawing.

POSSESSION. Tenant shall be entitled to possession on the first day of the term of this Lease, and shall yield possession to Landlord on the last day of the term of this Lease, unless otherwise agreed by both parties in writing.

USE OF PREMISES. Tenant may use the Premises only to store products that are used in the business. The Premises may be used for any other purpose only with the prior written consent of the Landlord, which shall not be unreasonably withheld. Tenant shall notify Landlord of any anticipated extended absence from the Premises not later than first day of the extended absence.

PROPERTY INSURANCE. Tenant shall maintain casualty insurance on the Premises in an amount equal to $50,000. The Landlord shall be named as an insured in such policies. Tenant shall deliver appropriate evidence to Landlord as proof that adequate insurance is in force. Landlord shall have the right to require that the Landlord receive notice of any termination or changes of such insurance policies. Tenant shall also maintain any other insurance which Landlord may reasonably require for the protection of the Landlord's interest in the premises.

DEFAULT. Tenant shall be in default of this Lease, if Tenant fails to fulfill any lease obligation or term by which Tenant is bound. Subject to any governing provisions of law to the contrary, if Tenant fails to cure any financial obligation within 5 business days (or any other obligation within 7 business days) after written notice of such default is provided by Landlord to Tenant, Landlord may take possession of the Premises without further notice (to the extent permitted by law), and without prejudicing Landlord's rights to damages. In the alternative, Landlord may elect to cure any default and the cost of such action shall be added to the Tenant's financial obligations under this Lease. Tenant shall pay the costs, damages, and expenses (including reasonable attorney's fees and expenses) suffered by the Landlord by reason of Tenant's defaults. All sums of money or charges required to be paid by Tenant under this Lease shall be additional rent, whether or not such sums or charges are designated as "additional rent".

NOTICE. Notices under this Lease shall not be deemed valid unless given or served in writing and forwarded by mail, postage prepaid, addressed as follows:

LANDLORD:

         U.S. Cigar Distributors, Inc.
         7440 SW 50th Terrace, Suite 107
         Miami, FL 33155

TENANT:

         CRYSTAL CASCADE WATERS, Inc.
         7440 SW 50th Terrace, Suite 107
         Miami, FL 33155

Such addresses may be changed from time to time by either party by providing notice as set forth above.

ENTIRE AGREEMENT/AMENDMENT. This Lease Agreement contains the entire agreement of the parties and there are no other promises or conditions in any other agreement whether oral or written. This Lease maybe modified or amended in writing, if the writing is signed by the party obligated under the amendment.

SEVERABILITY. If any provision of this Lease shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Lease is invalid or unenforceable, that by limiting such provision, it would become valid and enforceable, then such provision shall be deemed to be written, construed and enforced as so limited.

WAIVER. The failure of either party to enforce any provisions of this Lease shall not be construed as a waiver or limitation of the party's right to subsequently enforce and compel strict compliance with every other provision of this Lease.

CUMULATIVE RIGHTS. The rights of the parties under this Lease are cumulative, and shall not be construed as exclusive unless otherwise required by law.

GOVERNING LAW. This Lease shall be construed in accordance with the Laws of the State of Florida.

For the Landlord.


/s/ Juan A. Vega, Sr.
-----------------------------


For the Tenant


/s/ Carlos Figarola
-----------------------------

Date   5/1/97
    -------------------------